Related Party Transactions	6 Months Ended
Jun. 30, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

a) Two of the Partnership’s LNG carriers, the Arctic Spirit and Polar Spirit, were employed on long-term charter contracts with subsidiaries of Teekay Corporation which contracts ended in April 2018 and March 2018, respectively. The Partnership and certain of its operating subsidiaries have entered into service agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide to the Partnership and its subsidiaries administrative, commercial, crew training, advisory, business development, technical management and strategic consulting services. In addition, as part of the Partnership's acquisition of its ownership interest in the Pan Union Joint Venture in 2014, the Partnership entered into an agreement with a subsidiary of Teekay Corporation whereby Teekay Corporation’s subsidiary will, on behalf of the Partnership, provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings in the Pan Union Joint Venture, up to their delivery dates. All costs incurred by these Teekay Corporation subsidiaries related to these services are charged to the Partnership and recorded as part of vessel operating expenses. Finally, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary for the conduct of the Partnership’s business. Such related party transactions were as follows for the periods indicated:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
	$	$	$	$
Voyage revenues (i)	1,439	8,564	9,418	17,555
Vessel operating expenses	(5,530)	(4,264)	(11,387)	(9,580)
General and administrative expenses (ii)	(3,230)	(2,355)	(7,329)	(4,462)
General and administrative expenses deferred and capitalized (iii)	(210)	—	(395)	(507)

(i)
Commencing in 2008, the Arctic Spirit and Polar Spirit were time-chartered to Teekay Corporation at a fixed-rate for a period of 10 years. The contract periods for the Polar Spirit and for the Arctic Spirit expired in March 2018 and April 2018, respectively.

(ii)
Includes commercial, strategic, advisory, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and the Partnership's General Partner for costs incurred on the Partnership’s behalf.

(iii)
Includes the Partnership's proportionate costs associated with the Bahrain LNG Joint Venture, including pre-operation, engineering and financing-related expenses, of which $0.6 million and $0.6 million was reimbursed by the Bahrain LNG Joint Venture for the three and six months ended June 30, 2018, respectively ($0.4 million and $0.5 million for the three and six months ended June 30, 2017, respectively). The net costs are recorded as part of investments in and advances to equity-accounted joint ventures in the Partnership's consolidated balance sheets.

b) As at June 30, 2018 and December 31, 2017, non-interest bearing advances to affiliates totaled $8.5 million and $7.3 million, respectively, and non-interest bearing advances from affiliates totaled $19.0 million and $12.1 million, respectively. These advances are unsecured and have no fixed repayment terms. Affiliates are entities that are under common control with the Partnership.

c) The Partnership’s Suezmax tanker, the Toledo Spirit, operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The time-charter contract ends in August 2025, although the charterer has the right to terminate the time-charter in August 2018. The charterer notified the Partnership in May 2018 of its intention to terminate its charter contract as early as August 2018, subject to certain conditions being met and the receipt of certain third-party approvals. The Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership as a result of spot rates being in excess of the fixed rate. The amounts receivable or payable to Teekay Corporation are settled annually (see Notes 3 and 10).

d) The Partnership entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership with shipbuilding and site supervision services related to certain LNG carrier newbuildings the Partnership has ordered. These costs are capitalized and included as part of advances on newbuilding contracts in the Partnership’s consolidated balance sheets. For the three and six months ended June 30, 2018, the Partnership incurred shipbuilding and site supervision costs of $3.5 million and $6.8 million, respectively ($6.1 million and $9.4 million for the three and six months ended June 30, 2017, respectively).

e) The Partnership entered into an operation and maintenance contract with the Bahrain LNG Joint Venture and an operating and maintenance subcontract with Teekay Marine Solutions (Bermuda) Ltd. (or TMS), an entity wholly-owned by Teekay Tankers Ltd., which is controlled by Teekay Corporation, relating to the LNG regasification terminal in Bahrain. The Partnership, as the contractor, and TMS, as the subcontractor, agreed to provide pre-mobilization services up to August 2018, and mobilization services and other general operational and maintenance services of the facility thereafter. The subcontractor fees from TMS of $0.1 million and $0.2 million for the three and six months ended June 30, 2018, respectively ($0.1 million and $0.2 million for the three and six months ended June 30, 2017, respectively), are included in general and administrative expenses in the Partnership’s consolidated statements of income (loss). Cost recoveries from the Bahrain LNG Joint Venture of $0.1 million and $0.2 million for the three and six months ended June 30, 2018, respectively ($0.1 million and $0.2 million for the three and six months ended June 30, 2017, respectively), are included in voyage revenues in the Partnership's consolidated statements of income (loss).